UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2019

Univar Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37443	26-1251958
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3075 Highland Parkway, Suite 200

Downers Grove, IL 60515

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (331) 777-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed, Pilates Merger Sub II LLC (“Merger Sub II”), a Delaware limited liability company and a direct wholly owned subsidiary of Univar Inc. (“Univar”) that is the surviving entity of a merger with Nexeo Solutions, Inc., Neon Holdings, Inc. (“Neon”), a Delaware corporation and affiliate of One Rock Capital Partners, LLC, and, solely for the limited purposes set forth therein, Univar entered into a Purchase and Sale Agreement on February 8, 2019 (the “Purchase and Sale Agreement”). The Purchase and Sale Agreement provides for the sale to Neon of the plastics business operated by Merger Sub II and certain of its subsidiaries (the “Plastics Business”). Neon has begun to arrange financing for such transaction, and today disclosed information with respect to Merger Sub II to prospective lenders, which information is furnished with this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

Certain financial information of the Plastics Business is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 7.01.

Certain recent developments information with respect to the Plastics Business is attached hereto as Exhibit 99.2 and incorporated by reference in this Item 7.01.

The information set forth in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section. The information set forth in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing of Univar under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Carve-Out Financial Information of the Plastics Business of Nexeo Solutions, Inc. (n/k/a Pilates Merger Sub II LLC)

Exhibit 99.2	Recent Developments with respect to the Plastics Business of Nexeo Solutions, Inc. (n/k/a Pilates Merger Sub II LLC)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2019	UNIVAR INC.

	By:	/s/ Jeffrey W. Carr
		Name:	Jeffrey W. Carr
		Title:	Senior Vice President, General Counsel and Secretary